UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2016

PARKWAY PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-11533	74-2123597
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Bank of America Center, 390 North Orange Avenue, Suite 2400, Orlando, Florida 32801

(Address of Principal Executive Offices, including zip code)

(407) 650-0593

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Parkway Properties, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 19, 2016 (the “Annual Meeting”) at which the stockholders ratified the adoption of the Parkway Properties, Inc. 2016 Employee Stock Purchase Plan (the “2016 ESPP”). The Board of Directors (the “Board”) of the Company adopted the 2016 ESPP, subject to stockholder approval, on March 14, 2016. The Company previously sponsored the Parkway Properties, Inc. 2006 Employee Stock Purchase Plan, effective July 1, 2006 (the “2006 ESPP”), which the 2016 ESPP amends and restates. No purchase periods under the 2006 ESPP may begin after May 31, 2016.

The 2016 ESPP allows eligible employees and directors of the Company to purchase shares of the Company’s common stock on a systematic basis at a price equal to 85% of the average purchase price of the fair market value of a share of the Company’s common stock on the last five trading days of the purchase period. A participant in the 2016 ESPP may purchase an aggregate of $25,000 of the Company’s common stock in one calendar year. The maximum number of shares of the Company’s common stock reserved for issuance under the 2016 ESPP is 349,057. A description of the material terms of the 2016 ESPP is set forth under the heading “Proposals to be Voted on—Proposal 4—Ratify Adoption of the 2016 ESPP” in the Company’s 2016 Proxy Statement. The foregoing description of the 2016 ESPP is qualified in all respects by the terms of the 2016 ESPP, which is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the stockholders (i) elected the ten director nominees, (ii) approved, on an advisory basis, the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2016 fiscal year, (iii) approved, on an advisory basis, the compensation awarded to the Company’s Named Executive Officers for 2015, and (iv) ratified the adoption of the 2016 ESPP.

The results of the voting for the ten director nominees were as follows:

Name	Affirmative	Withheld	Broker Non-Votes
Avi Banyasz	48,088,144	59,703,666	3,639,145
Charles T. Cannada	84,823,447	22,968,363	3,639,145
Edward M. Casal	47,043,185	60,748,625	3,639,145
Kelvin L. Davis	82,230,088	25,561,722	3,639,145
Laurie L. Dotter	84,821,929	22,969,881	3,639,145
James R. Heistand	85,628,332	22,163,478	3,639,145
C. William Hosler	83,397,349	24,394,461	3,639,145
Adam S. Metz	79,272,478	28,519,332	3,639,145
Brenda J. Mixson	77,745,511	30,046,299	3,639,145
James A. Thomas	85,043,937	22,747,873	3,639,145

The results for the advisory vote for the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2016 fiscal year were as follows:

Affirmative	Negative	Abstentions
107,210,149	2,809	4,893

The results for the advisory vote on executive compensation for 2015 were as follows:

Affirmative	Negative	Abstentions	Broker Non-Votes
89,005,451	14,446,191	127,061	3,639,145

The results of the voting for the ratification of the adoption of the 2016 ESPP were as follows:

Affirmative	Negative	Abstentions	Broker Non-Votes
103,155,905	367,503	55,295	3,639,145

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Parkway Properties, Inc. 2016 Employee Stock Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2016	PARKWAY PROPERTIES, INC.

	BY:	/s/ Jeremy R. Dorsett
Jeremy R. Dorsett
Executive Vice President and
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Parkway Properties, Inc. 2016 Employee Stock Purchase Plan